                                                              Exhibit 99.906


      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
          UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

I, William G. Papesh, President and Chief Executive Officer of the WM Variable Trust (the "Funds"), certify that to my knowledge:

1. The Form N-CSR of the Funds for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: September 2, 2004

By: /s/ William G. Papesh
    William G. Papesh
    President and Chief Executive Officer

      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
          UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey L. Lunzer, Treasurer and Chief Financial Officer of WM Variable Trust (the "Funds"), certify that to my knowledge:

1. The Form N-CSR of the Funds for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: September 2, 2004

By: /s/ Jeffrey L. Lunzer
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer